STOCK PURCHASE

                                    AGREEMENT





                                      As of

                                  JULY 15, 2002

                                 By and Between



                         NEXGEN ACQUISITIONS VIII, INC.

                       RSI ENTERPRISES INTERNATIONAL, INC.

                                       and

                              RSI ENTERPRISES, INC.

                            STOCK PURCHASE AGREEMENT

     This agreement (the "Agreement") is made as of the July 15, 2002, by and between Nexgen Acquisitions VIII, Inc., a Delaware Corporation ("Nexgen"), RM Enterprises International, Inc., a Delaware corporation, ("RME") and RSI Enterprises, Inc., a New York corporation ("RSI").

     WHEREAS, RME is the sole stockholder of RSI; and

     WHEREAS, Nexgen desires to acquire RSI, and RME desires to sell RSI through the acquisition of all the capital stock of RSI by Nexgen pursuant to the terms hereinafter set forth (the "Acquisition") with Nexgen being the holding company and RSI, the operating company; and

     WHEREAS, Nexgen, RME and RSI each intend, for Federal income tax purposes, that the Acquisition contemplated hereby constitutes a tax-free exchange under Internal Revenue Code of 1986, as amended; and

     WHEREAS, the Board of Directors of Nexgen has resolved that it is advisable and in the best interest of Nexgen that the capital stock of RSI be acquired by Nexgen upon the terms and conditions hereinafter specified and has empowered its officers to execute the Agreement and to take any action necessary or desirable to carry out its terms and conditions; and

     WHEREAS, the Board of Directors of RME and RSI have resolved that it advisable and in the best interest of RME and RSI that its capital stock be acquired by Nexgen upon the terms and conditions hereinafter specified and has empowered its officer(s) to execute the Agreement and to take any action necessary or desirable to carry out its terms and conditions; and

     WHEREAS, Nexgen has authorized common stock consisting of 50,000,000 shares of common stock, $.001 par value per share (the "Nexgen Common Stock"), of which 6,985,000 shares are issued and outstanding and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and intending to be legally bound, the parties hereto (the "Parties") agree as follows:

                                    ARTICLE I
                                 THE TRANSACTION

1.1 The Acquisition. At the Closing Date, the capital stock of RSI shall be acquired by Nexgen.

1.2 Stockholder Approval. The Agreement shall be submitted to the stockholders of Nexgen for approval as soon as practicable after the execution of the Agreement.

1.3 Holding Corporation/Operating Corporation. Following the Acquisition, Nexgen shall continue to exist under, and be governed by, the laws of the State of Delaware, and the certificate of incorporation and the by-laws of Nexgen will be the constituent documents of Nexgen as the holding company. RSI will continue to exist and be governed by the laws of the State of Delaware and the certificate of incorporation and the by-laws of RSI will be the constituent documents of RSI as the operating company.



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


1.4 Directors and Officers. The directors and officers of the Surviving Corporation immediately following the Acquisition shall be as follows:

             Name                                  Positions
         --------------                     ------------------------

         Michael Metter                     President and a Director
         Steven Moskowitz                   Secretary and a Director
         Jerry Schlanger                    Treasurer and a Director
         Frank Lazauskas                    A Director

     Such directors and officers shall continue to hold office until the next annual or special meeting of the stockholders of Nexgen and until their successors shall have been duly elected and shall have qualified.

1.5 Plan of Acquisition. The method of effecting the Acquisition and the basis for exchanging and converting the outstanding RSI capital stock into shares of Common Stock of Nexgen, shall be as follows:

     In exchange for all the RSI capital stock, Nexgen shall issued an aggregate of 12,000,000 shares of its x common stock all of which will be deemed "restricted stock" as that term is defined in the regulations of the Securities and Exchange Commission, (the "Commission') promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Prior to issuance, Nexgen shall have outstanding 6,985,000 shares of common stock.

1.6 Restrictions on Sale. RME represents and warrants that the Nexgen Stock to be acquired by it pursuant to the terms of Section 1.2 hereof is being acquired for its own account, with no intention of assigning any participation or interest therein (except to its stockholders), and without a view to the distribution of any portion thereof, except in accordance with the Securities Act. RME will not sell, assign, transfer or encumber any of such shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) a no-action letter is obtained from the staff of the Commission in respect of such proposed sale, assignment, transfer or encumbering, or (iii) Nexgen has received a written opinion of counsel reasonably satisfactory to it that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer or encumbering does not require registration under the Securities Act.

     RME further acknowledges that the Nexgen Stock is not being registered under the Securities Act and must be held indefinitely unless it is subsequently registered thereunder or an exemption from such registration is available. RME understands that the Nexgen Stock is not being registered under the Securities Act in part on the ground that the issuance thereof is exempt under Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering; that Nexgen's reliance on such exemption is predicated in part on the foregoing representation and warranty of RME and that in the view of the Commission, the statutory basis for the exemption claimed would not be present if, notwithstanding such representation and warranty, RME contemplates acquiring any of the Nexgen Stock for sale upon the occurrence or nonoccurrence of some predetermined event.

1.8 Restrictive Legend. RME understands that in connection with the shares of Nexgen Common Stock issued pursuant to this section, Nexgen will have an appropriate stop order placed on its stock records indicating the existence of the terms of the Agreement, and that the certificates representing the Nexgen common Stock shall bear a legend in substantially the following form:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD, TRANSFERRED OR ENCUMBERED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT, PURSUANT TO A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS UNNECESSARY."

1.9  Names of Holding Corporation/Operating Corporation

     As soon as possible after the execution of this Agreement, Nexgen will file a certificate of amendment with the Secretary of State of Delaware changing its name to Spongetech Delivery Systems, Inc.; and RSI, a New York
     Corporation   will   change   its   name   to   Spongetech    International
     Industries, Ltd.

                                   ARTICLE II
                      REPRESENTATIONS AND WARRANTIES OF RSI

     RSI represents and warrants to Nexgen the following, each of which representations and warranties shall be deemed material (and Nexgen, in executing, delivering and consummating the Agreement, has relied and will rely upon the correctness and completeness of each of them):

2.1 Valid Corporate Existence; Qualification. RSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has the corporate power to carry on its business as now conducted and to own its assets. RSI is not qualified to conduct business in any jurisdiction in which failure to qualify would have a material adverse effect on it, and its assets, properties or business; and there has not been any claim by any other jurisdiction to the effect that RSI is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The copy of RSI's certificate of incorporation (certified by the appropriate official of the State of Delaware) and by-laws (certified by RSI's Secretary), as amended to date, which will be delivered to Nexgen at or prior to the Closing Date, if requested, are true and complete copies of those documents as now in effect. The minute books of RSI contain accurate records of all meetings of its Board of Directors, and stockholders since its incorporation, and accurately reflect all transactions referred to therein.

2.2 Capitalization. The authorized capital stock of RSI consists of 5,000 shares of voting common stock, without par value, all of which shares of common stock are issued and outstanding. All such shares are duly authorized and validly issued and outstanding, fully paid and nonassessable. There are no subscriptions, options, warrants, rights or calls or other commitments or agreements to which RSI is a party or by which it is bound, calling for the issuance, transfer, sale or other disposition of any class of securities of RSI There are no outstanding securities of RSI convertible or exchangeable, actually or contingently, into shares of RSI Common Stock or any other securities of RSI.

2.3  Subsidiaries. RSI has no subsidiaries.

2.4 Consents. There are no consents of governmental and other regulatory agencies, foreign or domestic, and of other parties required to be received by or on the part of RSI, to enable it to enter into and carry out the Agreement.

2.5 Corporate Authority; Binding Nature of Agreement; Title to RSI Stock, etc. RSI has the power to enter into the Agreement and to carry out its obligations hereunder. The execution and delivery of the Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of RSI and no other corporate proceedings on the part of RSI are necessary to authorize the execution and delivery of the Agreement and the consummation of the transactions contemplated hereby. The Agreement constitutes the valid and binding obligation of RSI and is enforceable in accordance with its terms. RME represents and warrants to Nexgen that it is, and, at the closing of the transactions contemplated by the Agreement (the "Closing"), will be the sole record and beneficial owner of the capital stock of RSI, free and clear of all liens, charges, encumbrances and claims. RME further represents and warrants to Nexgen that it has, and at the Closing will have, good and marketable title to its shares of RSI Common Stock and subject to pertinent federal and state rules and regulations, pertaining to the sale of unregistered securities, the absolute and unqualified right to sell, transfer and deliver RSI Common Stock to Nexgen. The delivery of RSI Common Stock to Nexgen at the Closing pursuant to the provisions of the Agreement will transfer valid title thereto, free and clear of all manner of liens, pledges, encumbrances, charges and claims.

2.6 Financial Statements, etc. The unaudited financial statements for the twelve months ended May 31, 2001 and 2002 of RSI (the "RSI Financial Statements"), copies of which have been or will be be delivered to Nexgen, fairly present the financial position of RSI as of said dates, and, except as set forth therein, were prepared in conformity with generally accepted accounting principles consistently applied throughout the periods covered thereby.

2.7 Liabilities. As at May 31, 2002 (the "RSI Balance Sheet Date") and as of the date hereof, RSI has had no material debts, liabilities or obligations, contingent or absolute, other than those debts, liabilities and obligations reflected or reserved against it in the RSI Balance Sheets at the RSI Balance Sheet Date, except those arising in the ordinary and usual course of its business.

2.8 Actions Since RSI Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by the Agreement, since the RSI Balance Sheet Date, RSI has not: (i) issued or sold, or agreed to issue or sell any of its capital stock or options, warrants, rights or calls to purchase such stock, any securities convertible or exchangeable into such capital stock or other corporate securities, or effected any subdivision or other recapitalization affecting its capital stock; (ii) incurred any material obligation or liability, absolute or contingent, except those arising in the ordinary and usual course of its business; (iii) discharged or satisfied any lien or encumbrance, except in the ordinary and usual course of business, or paid or satisfied any liability, absolute or contingent, other than liabilities as at the RSI Balance Sheet Date and current liabilities incurred since the RSI Balance Sheet Date in the ordinary and usual course of business; (iv) made any wage or salary increases or granted any bonuses other than wage and salary increases and bonuses granted in accordance with its normal salary increase and bonus policies; (v) mortgaged, pledged or subjected to any lien, pledge, charge or other encumbrance any of its properties or assets, or permitted any of its property or assets to be subjected to any lien or other encumbrance, except in the ordinary and usual course of business; (vi) sold, assigned or transferred any of its properties or assets, except in the ordinary and usual course of business; (vii) entered into any transaction or course of conduct not in the ordinary and usual course of business; (viii) waived any rights of substantial value, or canceled, modified or waived any indebtedness for borrowed money held by it, except in the ordinary and usual course of business; (ix) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any shares of its capital stock; (x) made any loans or advances to any person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any person; or (xi) incurred any indebtedness for borrowed money (except for endorsement, for collection or deposit of negotiable instruments received in the ordinary and usual course of business).

2.09 Adverse Developments. Since the RSI Balance Sheet Date, there have been no material adverse changes in the assets, properties, operations or financial condition of RSI, and no event has occurred other than in the ordinary and usual course of business which could be reasonably expected to have a materially adverse effect upon the business of RSI; and RME, after reasonable inquiry, does not know of any development of a nature that is, or which could be reasonably expected to have a materially adverse effect upon the respective business of RSI or upon any of its assets, properties, operations or financial condition, including, without limitation, the loss of any licenses or permits, suppliers, customers or employees, which loss would be of a materially adverse nature.

2.10 Taxes. A true and complete copy of the Federal income tax return for RSI as filed with the Internal Revenue Service for the fiscal year ending November 31, 2001, will be delivered to Nexgen if requested, prepared was in conformity with information contained in the books and records of RSI and containing no untrue statement of a material fact or omitting to state any fact required to make any such return not materially misleading. All taxes, including, without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes imposed by the United States, any state or any foreign country, or by any other taxing authority, which have or may become due or payable by RSI and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in its books of account; all deposits required by law to be made by RSI with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly filed. No extension of time for the assessment of deficiencies for any year is in effect. No deficiency is proposed or, to the knowledge of RSI and RSI shareholders after reasonable inquiry, threatened against RSI. Except as may be set forth in Exhibit 2.10, the federal and state income tax returns of RSI have not been audited.

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

2.11 Ownership of Assets; Trademarks, etc. Schedule 2.11 is a true and complete list of all of all of the United States and foreign material patents, patents pending, patent applications, trademarks, trade names, service marks and rights used by RSI in the conduct of its business. Except as set forth therein or in the RSI Balance Sheets, RSI owns outright, and has good and marketable title to all of its assets, properties and businesses (including all assets reflected in the RSI Balance Sheets, except as the same may have been disposed of in the ordinary course of business since the RSI Balance Sheet Date), free and clear of all liens, mortgages, pledges, conditional sales agreements, restrictions on transfer or other encumbrances or changes.

2.12 Insurance. Schedule 2.12 sets forth a list and brief description of all polices of fire, liability and other forms of insurance held by RSI. Such polices are valid, outstanding and enforceable policies, as to which premiums have been paid currently, are with reputable insurers believed by RSI, after reasonable inquiry, to be financially sound and are consistent with the practices of similar concerns engaged in substantially similar operations as are those currently conducted by RSI. RSI, after reasonable inquiry, does not know of any state of acts, or the occurrence of any event which might reasonably (i) form the basis for any claim against RSI not fully covered by insurance for liability on account of any express or implied warranty or tortious omission or commission, or (ii) result in material increase in insurance premiums of RSI.

2.13 Litigation; Compliance with Law. There are no actions, suits, proceedings or governmental investigations relating to RSI or its properties, assets or business pending or, to the knowledge of RSI and after reasonable inquiry, threatened, or any order, injunction, award or decree outstanding, against RSI or against or relating to its properties, assets or business; and neither RSI, nor after reasonable inquiry, knows of any basis for any such actions, suits or proceedings within the past two years or any such governmental investigations, orders, injunctions or decrees at any time in the past except for those disclosed in Schedule 2.13. To the best of its knowledge, RSI is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business, the violation of which would have a material adverse effect on RSI.

2.14 Real Property. Schedule 2.14 sets forth a list of all real property owned by RSI. Except as set forth in Schedule 2.14, RSI has good and marketable title in said property, free and clear of any lien.

2.15 Agreements and Obligations; Performance. Schedule 2.15 sets forth a list of agreements to which RSI is a party (the "Listed Agreements"). Other than the Listed Agreements, RSI is not party to, or bound by any: (i) written or oral agreement or other contractual commitment, understanding or obligation which involved aggregate payments or receipts in excess of $25,000 (except for open purchase and sales orders in the ordinary course of business);
     (ii) contract, arrangement, commitment or understanding which involves aggregate payments or receipts in excess of $25,000 that cannot be canceled on thirty (30) days or less notice without penalty or premium or any continuing obligation or liability (except for open purchase and sales orders in the ordinary course of business); (iii) contract, arrangement, commitment or understanding with its customers or any officer, employee, stockholder, director, representative or agent thereof for the repurchase of products, sharing of fees, the rebating of charges to such customers, bribes, kickbacks from such customers or other similar arrangements; (iv) contract for the purchase or sale of any materials, products or supplies


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

     which contain, or which commits or will commit it for a fixed term; (v) contract of employment with any officer or employee not terminable at will without penalty or premium or any continuing obligation or liability; (vi) deferred compensation, bonus or incentive plan or agreement not cancelable at will without penalty or premium or any continuing obligation or liability; (vii) management or consulting agreement not terminable at will without penalty or premium or any continuing obligation or liability;
     (viii) lease for real or personal property (including borrowings thereon), license or royalty agreement; (ix) union or other collective bargaining agreement; (x) agreement, commitment or understanding relating to indebtedness for borrowed money; (xi) contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xii) contract containing covenants limiting the freedom of RSI to engage or compete in any line or business or with any person in any geographical area; (xiii) contract or option relating to the acquisition or sale of any business; (xiv) voting trust agreement or similar stockholders' agreement; (xv) option for the purchase of any asset, tangible or intangible; or (xvi) other contract, agreement, commitment or understanding which materially affects any of its properties, assets or business, whether directly or indirectly, or which was entered into other than in the ordinary course of business. A true and correct copy of each of the written Listed Agreements has been delivered to Nexgen. RSI has, in all material respects, performed all obligations required to be performed by it to date under all of the Listed Agreements, is not in default in any material respect under any of the Listed Agreements and has received no notice of any default or alleged default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. Neither RSI, after reasonable inquiry, knows of any material default under any of the Listed Agreements by any other party thereto or by any other person, firm or corporation bound thereunder.

2.16 Condition of Assets. Except for normal breakdowns and servicing requirements, all machinery and equipment regularly used by RSI in the conduct of its business are in good operating condition and repair, ordinary wear and tear excepted.

2.17 Accounts Receivable. To the knowledge of RSI and, after reasonable inquiry, all of the accounts receivable reflected in the books of account of RSI in the ordinary course of its business (net of reserves for bad debts, if any) are from the sale of services or goods, and neither RSI after reasonable inquiry, knows or has reason to know, of any valid defense or right of setoff to the rights of RSI to collect such accounts receivable in the full amounts shown on such books of account. The inventories of RSI are and will be substantially in usable and salable condition.

2.18 Permits and Licenses. RSI believes that it has all permits, licenses, orders and approvals of all federal, state, local and foreign governmental or regulatory bodies required of it to carry on its business as presently conducted; all such other permits, licenses, orders, franchises and approvals are in full force and effect, and, after reasonable inquiry, no suspension or cancellation of any of such other permits, licenses, orders, franchises and approvals is threatened. RSI is in compliance in all material respects with all requirements, standards and procedures of the federal, state, local and foreign governmental bodies which have issued such permits, licenses, orders, franchises and approvals.

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

2.19 Banking Arrangements. Schedule 2.19 sets forth the name of each bank in or with which RSI has an account, credit line or safety deposit box, and a brief description of each such account, credit line or safety deposit box, including the names of all persons currently authorized to draw thereon or having access thereto; and the names of all persons, if any, now holding powers of attorney from RSI and a summary statement of the terms thereof.

2.20 Interest in Assets. No affiliate owns any property or rights, tangible or intangible, used in or related, directly or indirectly, to the business of RSI.

2.21 Salary Information. Schedule 2.21 contains a list of the names and current salary rates of and bonus commitments to all present officers of RSI, and the names and current annual salary rates of all other persons employed by RSI whose annual salaries exceed $100,000.

2.22 Employee Benefit Plans. RSI does not maintain or make any employer contributions under any "pension" or "welfare" benefit plans, as such term is defined by the Employee Retirement Income Security Act of 1974, as amended.

2.23 No Breach. Neither the execution and delivery of the Agreement nor compliance by RSI with any of the provisions hereof, nor the consummation of the transactions contemplated hereby, will:

     (a)  violate  or  conflict  with  any  provision  of  the   certificate  of
          incorporation or by-laws of RSI;

     (b) violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement or other document or undertaking, oral or written to which RSI is a party or by which any of its properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be obtained);

     (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of RSI pursuant to the terms of any such agreement or instrument;

     (d) violate any judgment, order, injunction, decree or award against, or binding upon, RSI, or upon its respective properties or assets; or

     (e) violate any law or regulation of any jurisdiction relating to RSI, its securities, assets or properties.

2.24 Brokers. All negotiations relative to the Agreement and the transactions contemplated hereby have been carried on directly with Nexgen and by RSI and/or RSI shareholders, without the intervention of any broker, finder, investment banker or other third party. RSI has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by the Agreement, and RSI will indemnify Nexgen against, and to hold it harmless from any claim for brokerage or similar commissions or other compensation which may be made against Nexgen by any third party in connection with any of the transactions contemplated hereby which claim is based upon any action by RSI.

2.25 Untrue or Omitted Facts. No representation, warranty or statement by RSI in the Agreement contains any untrue statement of a material fact, or omits to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limiting the foregoing, there is no fact known to RSI, after reasonable inquiry, that has had, or which may be reasonably expected to have, a materially adverse effect on RSI or any of its assets, properties, operations or businesses that has not been disclosed in writing to Nexgen.

                                   ARTICLE III
                     REPRESENTATION AND WARRANTIES OF NEXGEN

     Nexgen makes the following representations and warranties to RSI and, each of which shall be deemed material (and RSI and RSI shareholders, in executing, delivering and consummating the Agreement, have relied and will rely upon the correctness and completeness of each of such representations and warranties):

3.1 Valid Corporate Existence; Qualification. Nexgen is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Nexgen has the corporate power to carry on its business as now conducted and to own its assets. Nexgen is not qualified to conduct business as a foreign corporation in any jurisdiction, there being no jurisdiction in which failure to qualify would have a material adverse effect on Nexgen and its assets, properties or business; and there has not been any claim by any jurisdiction to the effect Nexgen is required to qualify or otherwise be authorized to do business as a foreign corporation therein. Copies of its certificate of incorporation (as certified by the Secretary of the State of Delaware) and by-laws (as certified by the Secretary of Nexgen, as the case may be) of Nexgen, as amended to date, which will be delivered to Nexgen at or prior to the Closing, if requested, are true and complete copies of those documents as now in effect.

3.2 Consents. No consents of governmental and other regulatory agencies, foreign or domestic, and of other third parties is required to be received by or on the part of Nexgen to enable it to enter into and carry out the Agreement in all material respects.

3.3 Capitalization. The authorized capital stock of Nexgen consists of 55,000,000 shares of common stock, $.001 par value each, of which 6,485,000 shares of Nexgen Common Stock are issued and outstanding and 5,000,000 shares of preferred stock, $.001 par value each, of which no shares are issued and outstanding. All of the issued shares of Nexgen Common Stock are duly authorized and validly issued and outstanding, fully paid and nonassessable. There are no subscriptions, options, warrants, rights or calls or other commitments or agreements to which Nexgen is a party or by which it is bound, calling for the issuance, transfer, sale or other disposition of any class of securities of Nexgen. There are no outstanding securities of Nexgen convertible or exchangeable, actually or contingently, into shares of Nexgen Common Stock or any other securities of Nexgen.

3.4 Corporate Authority; Binding Nature of Agreement; etc. Nexgen has the corporate power to enter into the Agreement and to carry out its obligations hereunder. The execution and delivery of the Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Nexgen prior to the Closing. No other corporate proceedings on the part of Nexgen are necessary to authorize the execution and delivery of the Agreement and the consummation of the transactions contemplated hereby. The Agreement constitutes the valid and binding obligation of each of Nexgen and is enforceable in accordance with its terms.

3.5 No Breach. Neither the execution and delivery of the Agreement nor compliance by Nexgen with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

     (a)  violate  or  conflict  with  any  provision  of  the   certificate  of
          incorporation or by-laws of Nexgen;

     (b) violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement or other document or undertaking, oral or written to which Nexgen or any of Nexgen stockholders is a party or by which any of them or any of their respective properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be obtained);

     (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Nexgen pursuant to the terms of any such agreement or instrument;

     (d) violate any judgment, order, injunction, decree or award against, or binding upon, Nexgen or upon their respective properties or assets; or

     (e) violate any law or regulation of any jurisdiction relating to Nexgen, its securities, assets or properties.

3.6 Brokers. All negotiations relative to the Agreement and the transactions contemplated hereby have been carried on directly by Nexgen with RSI and RME, without the intervention of any broker, finder, investment banker or other third party. Nexgen has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the merger and the transactions contemplated by the Agreement, and Nexgen agrees to indemnify and to hold harmless RSI from and against any claim for brokerage or similar commission or other compensation which may be made against RSI by any third party in connection with any of the transactions contemplated hereby, which claim is based upon any action by Nexgen.

3.7 Untrue or Omitted Facts. To the knowledge of Nexgen, after reasonable inquiry, no representation, warranty or statement by Nexgen in the Agreement contains any untrue statement of a material fact, or omits or will omit to state a fact necessary in order to make such representations, warranties or statements not materially misleading.

3.8 Necessary Filings or Exemptions. Nexgen represents that all of its outstanding shares of common stock have been issued pursuant to exemptions under Federal Securities Laws; all state filings, if required, have been made and Negen will supply a copy of such filings as well as copies of any subscriptions agreements and evidence of payment for such shares upoe notice by RSI.

3.9 No Liabilities. Nexgen warrants that there are no liabilities not disclosed on Nexgen's financial statements or as an attachment to thie Agreement.

3.10 Resignation of Officers and Directors. Nexgen warrants that its officer(s) and director(s) shall resign at the Closing of the acquisition contemplated by this Agreement.

3.11 Delivery of Shares of Common Stock. Nexgen warrants that it will deliver the shares of stock to RME pursuant to this Agreement at the Closing thereof.

3.12.President's Warranty. Guy Cohen, President of Nexgen warrants that all of the above representations and warrants in this Section 3 are accurate.

                                   ARTICLE IV
                               POST CLOSING EVENTS

4.1 Nexgen will, at the Closing, and Nexgen and its shareholders, thereafter, until such time as a annual meeting of the shareholders of Nexgen is held, shall cause the election of those individuals above stated in this Agreement as directors and the directors will elect those officers whose titles are printed after their names.

4.2 Piggyback Registration Rights. Annexed as Schedule 4.2 is a list of certain current shareholders of Nexgen. If at any time or from time to time following the closing of the Agreement as set forth below, Nexgen shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than a registration relating solely to employee benefit plans, or a registration relating solely to employee benefit plans, then Nexgen shall:

     Promptly give written notice of such proposed registration to all of the shareholders listed on Schedule 4.2, which shall offer such holders the right to request inclusion of any of the shares held by said shareholders in the proposed registration;

     Each of the shareholders listed on Schedule 4.2 shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of the notice to deliver to Nexgen a written request specifying the number of shares such shareholder intends to sell;

     If the registration of which the Nexgen gives notice is for a registered public offering involving an underwriting, Nexgen shall so advise each shareholder listed on Schedule 4.2 as a part of the written notice given pursuant to Section 4.2(b). In such event, the right of the shareholder to registration pursuant to the Agreement shall be conditioned upon the underwriter's consent as embodied in written agreements(s) with such underwriter.

4.3 Demand Registration Rights. If the shareholders listed on Schedule 4.2 have not been offered the opportunity to have their shares of Nexgen Common Stock registered pursuant to Section 4.2, above, within six (6) months of the closing of the Agreement, then Nexgen, if requested by such shareholders listed on Schedule 4.2 as represent a majority of the shares listed on said schedule to effect the registration of said shares, shall promptly give written notice of such proposed registration to all of the shareholders listed on Schedule 4.2, and thereupon Nexgen shall promptly use its best efforts to effect the registration of the shares of Nexgen Common stock listed on Schedule 4.2 on an applicable Commission form provided, however, that:

     (a) Nexgen shall not be required to file and cause to become effective more that one registration statement pursuant to this provision;

     (b) Nexgen may include in such registration requested pursuant to this provision, any authorized but unissued shares of Nexgen common stock for sale by Nexgen, or any issued and outstanding shares of Nexgen common stock for sale by others, provided that the inclusion of any of these shares shall not effect the ability of the shareholders listed on Schedule 4.2 from registering the entire amount of their shares of Nexgen Common Stock.

4.4 Registration Procedures. In the case of each registration pursuant to paragraphs 4.2 and 4.3 above, Nexgen will:

     (a) Prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed.

     (b) Furnish to the shareholders listed on Schedule 4.2 participating in such registration and to the underwriters of the securities being registered, if any, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

     (c) Use its best efforts to register and qualify the securities covered by the registration statement under the securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the shareholders listed on Schedule 4.2 participating in such registration, provided that Nexgen shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to services of process in any such states or jurisdictions;

     (d) In the event of any underwritten public offering, enter into and perform all its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each shareholder listed on Schedule 4.2 participating in such underwriting shall also enter into and perform its obligations under such an agreement.

4.5 Expenses. All expenses incurred in connection with Nexgen's performance of or compliance with the terms of paragraphs 4.2, 4.3 and 4.4 of the Agreement shall be borne by Nexgen.


                                    ARTICLE V
                              PRE-CLOSING COVENANTS

5.1 RSI Covenants. RSI, hereby covenants that, from and after the date hereof and until the Closing or earlier termination of the Agreement (the "Pre-Closing Period"):

     (a) Access. RSI shall afford to the officers, attorneys, accountants and other authorized representatives of Nexgen free and full access, during regular business hours and upon reasonable notice, to all of its books, records, personnel and properties so that Nexgen, at its own expense, may have full opportunity to make such review, examination and investigation as Nexgen may desire of RSI's business and affairs. RSI will cause its employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to Nexgen of all material facts affecting its financial condition and business operations.

     (b) Liabilities. RSI shall not incur any obligation or liability, absolute or contingent, except for those incurred in the ordinary and usual course of its business.

     (c) Preservation of Business. RSI will use its best efforts to preserve its business organization intact, to keep available the services of its present officers, employees and consultants and to preserve its good will.

     (d) No Breach. RSI will (i) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as of the closing as if repeated at and as of such time, and that no material breach or default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a breach of or default respecting such covenants, representations or warranties; and (iii) promptly notify Nexgen of any event or fact which represents or is likely to cause such a breach or default.

     (e) No Negotiations. For so long as the Agreement shall remain in effect, neither RSI nor any of its officers or directors nor any of their respective affiliates, employees, agents or representatives shall enter into or conduct negotiations, or enter into any agreement or understanding, for the sale or possible sale of any of RSI's securities or business or all or substantially all of its assets with anyone other than Nexgen.

5.2  Nexgen  Covenants.  Nexgen,  hereby covenants that,  during the Pre-Closing
     Period:

     (a) Access. Nexgen shall afford to the officers, attorneys, accountants and other authorized representatives of RSI free and full access, during regular business hours and upon reasonable notice, to all of its books, records, personnel and properties so that any of such persons, at their own expense, may have full opportunity to make such review, examination and investigation as any of them may desire of the business and affairs of Nexgen. Nexgen will cause its employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to each of RSI and RSI shareholders of all material facts affecting their respective financial conditions and business operations.

     (b) Conduct of Business. Nexgen shall conduct its business only in the ordinary and usual course and make no material change in any of its business practices and policies without the prior written consent of RSI, which shall not be unreasonably withheld or delayed.

     (c) No Breach. Nexgen will (i) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as of the closing as if repeated at and as of such time, and that no material breach or default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a breach of or default respecting such covenants, representations or warranties; and (iii) promptly notify Nexgen of any event or fact which represents or is likely to cause such a breach or default.

5.3 Legal Fees. RSI and Nexgen shall each bear their own costs and expenses if this transaction is abandoned at any time.

                                   ARTICLE VI
                     CONDITIONS PRECEDENT TO THE OBLIGATION
                               OF NEXGEN TO CLOSE

     The obligation of Nexgen to enter into and complete the Closing is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived by Nexgen
(except when the fulfillment of such condition is a requirement of law).

6.1 Representations and Warranties. All representations and warranties of RSI contained in the Agreement and in any written statement (except financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing.

6.2 Covenants. RSI shall have performed and complied in all material respects with all covenants and agreements required by the Agreement to be performed or complied with by each of them prior to or at the Closing.

6.3 No Actions. No action, suit, proceeding or investigation shall have been instituted, and be continuing before a court or before or by a governmental body or agency, or shall have been threatened and be unresolved, to restrain or to prevent or to obtain damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of Nexgen to own RSI Stock or to operate or control the assets, properties and business of RSI after the Closing Date as sole stockholder, or which might have a materially adverse effect thereon.

6.4 Consents; Licenses and Permits. RSI and Nexgen shall have each obtained all consents, licenses and permits of third parties, if any, necessary for the performance by each of them of all of their respective obligations under the Agreement.

6.5 Certificate. Nexgen shall have received a certificate dated the Closing Date, signed by the President and Secretary of RSI as to the satisfaction of the conditions contained in Sections 6.1 and 6.2.

6.6 Additional Documents. RSI and Nexgen shdcedall have delivered all such other certificates and documents as may have reasonably been requested by the other Party, including a certificate of the secretary of Nexgen certifying resolutions of the Board of Directors authorizing the execution, delivery and performance of the Agreement.

6.7 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out the Agreement, or incidental thereto, and all other related legal matters shall have been approved as to the form and substance by counsel to Nexgen, which approval shall not be unreasonably withheld or delayed.

                                   ARTICLE VII
                     CONDITIONS PRECEDENT TO THE OBLIGATION
                             OF RSI AND RM TO CLOSE

     The obligation of RSI to complete the Closing is subject to the fulfillment, prior to or on the closing Date, of each of the following conditions, any one or more of which may be waived by RSI (except when the fulfillment of such condition is a requirement of law).

7.1 Representations and Warranties. All representations and warranties of Nexgen and contained in the Agreement and in any written statement, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

7.2 Covenants. Nexgen shall have performed and complied in all material respects with all covenants and agreements required by the Agreement to be performed or complied with by each of them prior to or at the Closing.

7.3 No Actions. No action, suit, proceeding, or investigation shall have been instituted, and be continuing, before a court or before or by a governmental body or agency, or have been threatened, and be unresolved, by any governmental body or agency to restrain or prevent, or obtain damages in respect of, the carrying out of the transactions contemplated hereby.

7.4  Certificate.  RSI and shall have received a  certificate  dated the Closing
     Date,   signed  by  the  President  and  Secretary  of  Nexgen  as  to  the
     satisfaction of the conditions contained in Sections 7.1 and 7.2.

7.5 Additional Documents. Nexgen shall have delivered all such certified resolutions, certificates and documents with respect to Nexgen as RSI, RSI may have reasonably requested, including a certificate of the secretary of RSI certifying resolutions of the Board of Directors authorizing the execution, delivery and performance of the Agreement.

7.6 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out the Agreement or incidental thereto, and all other related legal matters, shall have been approved as to form and substance by counsel to RSI, which approval shall not be unreasonably withheld or delayed.

                                  ARTICLE VIII
                                     CLOSING

8.1 Location. The Closing provided for herein shall take place at the offices of Nexgen, 410 Park Avenue (Suite 1530), New York, New York 10022, at 10:00 a.m. on July 22, 2002, or at such other time and place as may be mutually agreed to by the parties hereto. Such date is referred to in the Agreement as the "Closing Date."

8.2 Items to be Delivered by RSI and RME. At the Closing, RSI will deliver or cause to be delivered to Nexgen:

     (a) Certificates representing RSI Stock in accordance with Section 1.1 hereof, accompanied by all instruments and documents as in the opinion of Nexgen's counsel shall be necessary to effect the transfer of and to vest title in and to RSI Stock in Nexgen, free and clear of all liens, pledges, encumbrances, charges and claims thereon;

     (b)  The certificates required by Section 7.5; and

     (c) Such other certified resolutions, documents and certificates as are required to be delivered by RSI and RSI pursuant to the provisions of the Agreement.

8.3 Items to be Delivered by Nexgen. At the Closing, Nexgen will deliver or cause to be delivered to RSI such certified resolutions, documents and certificates as are required to be delivered by Nexgen pursuant to the provisions of the Agreement.

                                   ARTICLE IX
                           SURVIVAL OF REPRESENTATIONS

9.1 Survival. The Parties acknowledge that their respective representations, warranties, covenants and agreements contained in the Agreement, including the rights provided for in Article IV, shall survive the Closing for a term of twenty-four (24) months with the exception of those regarding taxes set forth in Section 2.10 which shall survive until the expiration of the period within which such taxes may be assessed.

9.2 Rights Without Prejudice. The rights of the Parties under this Article IX are without prejudice to any other rights or remedies that they may have by reason of the Agreement or as otherwise provided by law.

                                    ARTICLE X
                             TERMINATION AND WAIVER

10.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, the Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing Date:

     (a)  By mutual consent of the boards of directors of Nexgen and RSI;

     (b) By Nexgen if any of the conditions set forth in Article VI shall not have been fulfilled on or prior to June 30, 2002, or shall become incapable of fulfillment, and shall not have been waived;

     (c)  By RSI or its  shareholders  if any of the  conditions  set  forth  in
          Article VII shall not have been fulfilled on or prior to June 30, 2002, or shall become incapable of fulfillment, and shall not have been waived.

     In the event that the Agreement is terminated as described above, the Agreement shall be void and of no force and effect, without any liability or obligation on the part of any of the Parties.

10.2 Waiver. Any condition to the performance of RSI, or Nexgen which legally may be waived on or prior to the Closing Date may be waived at any time by the Party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant Party or Parties. The failure of either Party at any time or times to require performance of any provision of the Agreement shall in no manner affect the right of such Party as a later time to enforce the same. No waiver by any Party of the breach of any term, covenant, representation or warranty contained in the Agreement as a condition to such Party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of the Agreement.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

11.1 Expenses. Each of the Parties shall bear its own expenses in connection herewith.

11.2 Confidential Information. Each Party and its representatives will hold in strict confidence all information and documents received from the other Party and, if the transactions herein contemplated shall not be consummated, each Party will continue to hold such information and documents in strict confidence and will return to the other Parties all such documents (including the exhibits attached to the Agreement) then in the receiving Party's possession without retaining copies thereof; provided, however, that each Party's obligations under this Section 11.2 to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished to it or that become in the public domain thereafter through any means other than as a result of any act of the receiving Party or of its agents, officers, directors or stockholders, or that are required by applicable law to be disclosed. The Parties acknowledge that remedies at law for any breach of this Section 11.2 will be inadequate and a non-breaching Party will be entitled to injunctive relief to compel the breaching Party to perform or refrain from action required or prohibited hereunder.

11.3 Modification, Termination or Waiver. The Agreement may be amended, modified, superseded or terminated, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by the Party waiving compliance. The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same.

11.4 Publicity. No publicity, release or other public announcement concerning the transactions contemplated by the Agreement shall be issued by either Party without the advance approval of both the form and substance of the same by the other Party and its counsel, which approval, in the case of any publicity, release or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.


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11.5 Notices.  Any notice or other communication  required or which may be given hereunder shall be in writing and either be delivered personally or by courier or be mailed, certified or registered mail, postage prepaid, and shall be deemed given when so delivered personally or by courier, or if mailed, three days after the date of mailing, as follows:

         If to Nexgen, to:

         Nexgen Acquisitions VII, Inc.
         410 Park Avenue (Suite 1530)
         New York, New York 10022
         telephone (212) 971-9111
         fax: (212) 971-9511

         and if to RSI and/or RME, to:

         RSI Enterprises, Inc.
         50 20th street
         Brooklyn, NY 11232
         telephone (718) 788-4798
         fax: (718) 481-5437.

     The Parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice of any such change in the manner provided herein for giving notice.

11.6 Binding Effect and Assignment. The Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by any Party without the express written consent of the other Parties.

11.7 Entire Agreement. The Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and replaces any prior oral and written understandings.

11.8 Exhibits. All exhibits annexed hereto and the documents and instruments referred to herein or required to be delivered simultaneously herewith or at the Closing are expressly made a part of the Agreement as fully as though completely set forth herein, and all references to the Agreement herein or in any of such exhibits, documents, or instruments shall be deemed to refer to and include all such exhibits, documents and instruments.

11.9 Governing Law. The Agreement shall be governed by, and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within New York State.

11.10 Counterparts. The Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

11.11 Section Headings. The section headings contained in the Agreement are inserted for conveniences of reference only and shall not affect the meaning or interpretation of the Agreement.


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     WITNESS the execution of the Agreement as of the date first above written.

                                     NEXGEN ACQUISITIONS VIII, INC.

                                     By: /s/Guy Cohen

                                     Name: Guy Cohen

                                     its: President


                                     RM ENTERPRISES INTERNATIONAL, INC.

                                     By: /s/Steven Moskowitz

                                     Name: Steven Moskowitz

                                     its: President


                                     RSI ENTERPRISES, INC.

                                     By: /s/ Michael Metter

                                     Name: Metter Metter

                                    its: President

I  hereby   represent  that  the   representations   and  warranties  of  Nexgen
Acquisitions VIII, Inc. as set forth in section 3 hereof are true.


/S/ Guy Cohen
--------------------
Guy Cohen, President












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